Exhibit 99.1




In connection with the CNB Florida Bancshares, Inc. (the "Company") Quarterly Report on Form 10-Q/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, K.C. Trowell, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:



     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/  K.C. Trowell
                                         -------------------
                                         K.C. Trowell
                                         Chairman of the Board, President and
                                         Chief Executive Officer